UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06740

Legg Mason Partners Institutional Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: January 31, 2013

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS INSTITUTIONAL TRUST

WESTERN ASSET SMASh SERIES C FUND

FORM NQ

JANUARY 31, 2013

WESTERN ASSET SMASH SERIES C FUND

Schedule of investments (unaudited)	January 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES - 93.5%
CONSUMER DISCRETIONARY - 5.0%
Automobiles - 3.9%
Ford Motor Co., Senior Notes	4.750%	1/15/43	$1,160,000	$1,094,626
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	1,430,000	1,806,224
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	390,000	444,016
Hyundai Capital America, Senior Notes	2.125%	10/2/17	30,000	30,050	(a)

Total Automobiles				3,374,916

Household Durables - 0.1%
NVR Inc., Senior Notes	3.950%	9/15/22	60,000	61,608

Media - 1.0%
News America Inc., Senior Notes	4.500%	2/15/21	300,000	339,663
Time Warner Cable Inc., Debentures	7.300%	7/1/38	230,000	294,219
Time Warner Inc., Senior Notes	6.250%	3/29/41	240,000	288,802

Total Media				922,684

TOTAL CONSUMER DISCRETIONARY				4,359,208

CONSUMER STAPLES - 10.9%
Beverages - 4.9%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	130,000	156,074
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.500%	7/15/22	1,030,000	1,011,230
Diageo Capital PLC, Senior Bonds	4.828%	7/15/20	220,000	255,563
Diageo Investment Corp., Senior Notes	2.875%	5/11/22	1,000,000	1,006,059
Heineken NV, Senior Notes	1.400%	10/1/17	390,000	387,259	(a)
Pernod-Ricard SA, Senior Bonds	5.750%	4/7/21	1,000,000	1,172,627	(a)
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	190,000	206,494	(a)

Total Beverages				4,195,306

Food & Staples Retailing - 0.0%
CVS Corp., Pass-Through Trust, Secured Bonds	5.789%	1/10/26	21,796	24,902	(a)

Food Products - 1.6%
Kraft Foods Group Inc., Senior Notes	5.375%	2/10/20	272,000	322,407
Kraft Foods Group Inc., Senior Notes	3.500%	6/6/22	700,000	733,533
Mondelez International Inc., Senior Notes	5.375%	2/10/20	248,000	295,189

Total Food Products				1,351,129

Tobacco - 4.4%
Altria Group Inc., Senior Notes	9.250%	8/6/19	1,090,000	1,507,129
Altria Group Inc., Senior Notes	4.750%	5/5/21	370,000	412,130
Philip Morris International Inc., Senior Notes	2.900%	11/15/21	730,000	747,072
Philip Morris International Inc., Senior Notes	2.500%	8/22/22	250,000	246,853
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	130,000	136,535
Reynolds American Inc., Senior Notes	6.750%	6/15/17	300,000	362,191
Reynolds American Inc., Senior Notes	3.250%	11/1/22	410,000	406,603

Total Tobacco				3,818,513

TOTAL CONSUMER STAPLES				9,389,850

ENERGY - 20.5%
Energy Equipment & Services - 0.6%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	310,000	407,596
Baker Hughes Inc., Senior Notes	5.125%	9/15/40	90,000	105,341

Total Energy Equipment & Services				512,937

Oil, Gas & Consumable Fuels - 19.9%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	600,000	783,270
BP Capital Markets PLC, Senior Notes	3.245%	5/6/22	1,600,000	1,648,408
ConocoPhillips, Notes	6.500%	2/1/39	280,000	385,198
Devon Energy Corp., Senior Notes	3.250%	5/15/22	1,320,000	1,329,258

See Notes to Schedule of Investments.

WESTERN ASSET SMASH SERIES C FUND

Schedule of investments (unaudited) (cont’d)	January 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Oil, Gas & Consumable Fuels - continued
Enterprise Products Operating LLC, Senior Notes	5.250%	1/31/20	$620,000	$723,910
Hess Corp., Notes	8.125%	2/15/19	170,000	217,854
Hess Corp., Notes	7.875%	10/1/29	170,000	220,041
Kerr-McGee Corp., Notes	6.950%	7/1/24	630,000	775,380
Kinder Morgan Energy Partners LP, Senior Notes	6.850%	2/15/20	220,000	273,623
Noble Energy Inc., Senior Notes	4.150%	12/15/21	130,000	140,963
Occidental Petroleum Corp., Senior Notes	2.700%	2/15/23	1,200,000	1,198,943
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	1,307,000	1,584,737
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	450,000	473,540
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	3,500,000	3,852,163
Petroleos Mexicanos, Senior Notes	3.500%	1/30/23	2,994,000	2,941,605	(a)
Shell International Finance BV, Senior Notes	4.375%	3/25/20	20,000	23,030
Sinopec Group Overseas Development 2012 Ltd., Senior Notes	2.750%	5/17/17	490,000	509,052	(a)
Williams Cos. Inc., Notes	7.875%	9/1/21	115,000	147,452

Total Oil, Gas & Consumable Fuels				17,228,427

TOTAL ENERGY				17,741,364

FINANCIALS - 23.6%
Capital Markets - 2.8%
Goldman Sachs Group Inc., Senior Notes	2.375%	1/22/18	1,000,000	1,003,635
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	200,000	226,266
Lehman Brothers Holdings Capital Trust VII	5.857%	3/25/13	320,000	0	(b)(c)(d)(e)(f)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	465,000	0	(b)(c)(d)(e)
Lehman Brothers Holdings Inc., Subordinated Notes	6.750%	12/28/17	180,000	0	(b)(c)(d)(e)
Merrill Lynch & Co. Inc., Senior Notes	6.400%	8/28/17	120,000	140,707
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	400,000	471,758
Morgan Stanley, Senior Notes	4.750%	3/22/17	10,000	10,932
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	110,000	124,441
Vesey Street Investment Trust I, Senior Notes	4.404%	9/1/16	400,000	431,423

Total Capital Markets				2,409,162

Commercial Banks - 10.3%
ANZ National International Ltd., Senior Notes	1.850%	10/15/15	300,000	305,881	(a)
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	130,000	131,779
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	3,220,000	3,325,281
BNP Paribas SA, Senior Notes	2.375%	9/14/17	880,000	895,345
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	270,000	295,988	(a)(f)(g)
Lloyds TSB Bank PLC, Subordinated Notes	6.500%	9/14/20	100,000	111,194	(a)
National Australia Bank of New York, Senior Notes	1.600%	8/7/15	400,000	408,072
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	550,000	588,514	(a)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	345,000	465,129	(a)(f)(g)
Royal Bank of Scotland Group PLC, Senior Notes	2.550%	9/18/15	220,000	226,972
SunTrust Bank, Subordinated Notes	7.250%	3/15/18	500,000	620,405
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	3/25/13	880,000	881,100	(f)(g)
Wells Fargo & Co., Senior Notes	4.600%	4/1/21	100,000	113,196
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	490,000	507,762

Total Commercial Banks				8,876,618

Consumer Finance - 3.3%
American Express Co., Subordinated Debentures	6.800%	9/1/66	440,000	469,150	(g)
American Honda Finance Corp., Notes	1.000%	8/11/15	350,000	352,020	(a)
SLM Corp., Senior Notes	3.875%	9/10/15	1,260,000	1,311,676
Toyota Motor Credit Corp., Senior Notes	1.250%	10/5/17	720,000	717,496

Total Consumer Finance				2,850,342

Diversified Financial Services - 5.8%
Bank of America Corp., Senior Notes	3.875%	3/22/17	100,000	107,244
Bank of America Corp., Senior Notes	5.750%	12/1/17	200,000	231,149

See Notes to Schedule of Investments.

WESTERN ASSET SMASH SERIES C FUND

Schedule of investments (unaudited) (cont’d)	January 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Diversified Financial Services - continued
Bank of America Corp., Senior Notes	7.625%	6/1/19	$400,000	$509,312
Citigroup Inc., Senior Notes	6.000%	8/15/17	200,000	233,643
Citigroup Inc., Senior Notes	8.500%	5/22/19	80,000	106,826
Citigroup Inc., Senior Notes	4.500%	1/14/22	850,000	932,550
Citigroup Inc., Senior Notes	6.875%	3/5/38	800,000	1,053,436
Citigroup Inc., Subordinated Notes	5.000%	9/15/14	420,000	442,513
General Electric Capital Corp., Notes	5.300%	2/11/21	750,000	854,333
General Electric Capital Corp., Senior Notes	1.625%	7/2/15	40,000	40,684
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	500,000	526,250	(g)
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	10,000	11,641

Total Diversified Financial Services				5,049,581

Insurance - 0.8%
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	360,000	391,532
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	190,000	254,845	(a)

Total Insurance				646,377

Thrifts & Mortgage Finance - 0.6%
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	505,000	559,695

TOTAL FINANCIALS				20,391,775

HEALTH CARE - 10.4%
Health Care Equipment & Supplies - 1.6%
Medtronic Inc., Senior Notes	3.125%	3/15/22	1,280,000	1,342,198

Health Care Providers & Services - 3.8%
Express Scripts Holding Co., Senior Notes	3.500%	11/15/16	200,000	215,177
Express Scripts Holding Co., Senior Notes	4.750%	11/15/21	500,000	562,136
Humana Inc., Senior Notes	3.150%	12/1/22	340,000	332,666
UnitedHealth Group Inc., Senior Notes	3.375%	11/15/21	190,000	198,971
WellPoint Inc., Notes	5.875%	6/15/17	490,000	577,051
WellPoint Inc., Senior Notes	1.250%	9/10/15	30,000	30,240
WellPoint Inc., Senior Notes	3.125%	5/15/22	1,410,000	1,402,647

Total Health Care Providers & Services				3,318,888

Life Sciences Tools & Services - 0.4%
Thermo Fisher Scientific Inc., Senior Notes	3.600%	8/15/21	300,000	309,798

Pharmaceuticals - 4.6%
AbbVie Inc., Senior Notes	1.750%	11/6/17	1,470,000	1,474,870	(a)
AbbVie Inc., Senior Notes	2.900%	11/6/22	900,000	891,663	(a)
Actavis Inc., Senior Notes	1.875%	10/1/17	370,000	371,775
GlaxoSmithKline Capital PLC, Senior Notes	2.850%	5/8/22	600,000	607,315
Wyeth, Notes	5.950%	4/1/37	345,000	446,079
Zoetis Inc., Senior Notes	3.250%	2/1/23	200,000	198,985	(a)

Total Pharmaceuticals				3,990,687

TOTAL HEALTH CARE				8,961,571

INDUSTRIALS - 3.3%
Aerospace & Defense - 0.1%
United Technologies Corp., Senior Notes	3.100%	6/1/22	120,000	124,331

Commercial Services & Supplies - 0.3%
Waste Management Inc., Senior Notes	7.375%	5/15/29	200,000	257,990

Electrical Equipment - 2.0%
Eaton Corp., Senior Notes	1.500%	11/2/17	600,000	599,259	(a)
Eaton Corp., Senior Notes	2.750%	11/2/22	1,120,000	1,090,925	(a)

Total Electrical Equipment				1,690,184

Industrial Conglomerates - 0.9%
General Electric Co., Senior Notes	0.850%	10/9/15	560,000	561,258

See Notes to Schedule of Investments.

WESTERN ASSET SMASH SERIES C FUND

Schedule of investments (unaudited) (cont’d)	January 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Industrial Conglomerates - continued
United Technologies Corp., Senior Notes	4.500%	6/1/42	$230,000	$248,113

Total Industrial Conglomerates				809,371

TOTAL INDUSTRIALS				2,881,876

INFORMATION TECHNOLOGY - 0.6%
Software - 0.6%
Oracle Corp., Senior Notes	1.200%	10/15/17	530,000	529,106

MATERIALS - 15.1%
Chemicals - 0.5%
Ecolab Inc., Senior Notes	4.350%	12/8/21	60,000	66,691
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	60,000	68,602
PPG Industries Inc., Senior Notes	6.650%	3/15/18	230,000	282,502

Total Chemicals				417,795

Containers & Packaging - 0.6%
Rock-Tenn Co., Senior Notes	3.500%	3/1/20	370,000	373,719	(a)
Rock-Tenn Co., Senior Notes	4.000%	3/1/23	180,000	179,849	(a)

Total Containers & Packaging				553,568

Metals & Mining - 14.0%
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	940,000	1,012,524
BHP Billiton Finance USA Ltd., Senior Notes	3.250%	11/21/21	1,250,000	1,318,514
Cliffs Natural Resources Inc., Senior Notes	4.875%	4/1/21	40,000	39,534
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.550%	3/1/22	600,000	585,864
Rio Tinto Finance USA Ltd., Notes	6.500%	7/15/18	185,000	229,134
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	365,000	507,202
Rio Tinto Finance USA Ltd., Senior Notes	4.125%	5/20/21	200,000	217,473
Southern Copper Corp., Senior Notes	5.250%	11/8/42	1,880,000	1,843,904
Vale Overseas Ltd., Notes	6.875%	11/21/36	913,000	1,078,339
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	2,881,000	2,990,040
Xstrata Canada Financial Corp., Senior Notes	4.950%	11/15/21	590,000	628,414	(a)
Xstrata Finance Canada Ltd., Senior Notes	1.800%	10/23/15	740,000	746,487	(a)
Xstrata Finance Canada Ltd., Senior Notes	2.450%	10/25/17	880,000	888,341	(a)

Total Metals & Mining				12,085,770

Paper & Forest Products - 0.0%
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	10,000	10,445

TOTAL MATERIALS				13,067,578

TELECOMMUNICATION SERVICES - 1.8%
Diversified Telecommunication Services - 1.1%
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	220,000	233,442
Verizon Communications Inc., Senior Notes	2.450%	11/1/22	730,000	701,084

Total Diversified Telecommunication Services				934,526

Wireless Telecommunication Services - 0.7%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	200,000	238,052
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	350,000	401,702

Total Wireless Telecommunication Services				639,754

TOTAL TELECOMMUNICATION SERVICES				1,574,280

UTILITIES - 2.3%
Electric Utilities - 2.3%
Duke Energy Corp., Senior Notes	3.550%	9/15/21	210,000	220,167
Exelon Corp., Bonds	5.625%	6/15/35	240,000	263,845
FirstEnergy Corp., Notes	7.375%	11/15/31	710,000	889,778
Pacific Gas & Electric Co., Senior Notes	5.625%	11/30/17	480,000	574,507

TOTAL UTILITIES				1,948,297

TOTAL CORPORATE BONDS & NOTES (Cost - $77,346,341)				80,844,905

See Notes to Schedule of Investments.

WESTERN ASSET SMASH SERIES C FUND

Schedule of investments (unaudited) (cont’d)	January 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 1.1%
U.S. Government Obligations - 1.1%
U.S. Treasury Notes (Cost - $1,015,371)	1.625%	11/15/22	$1,033,000	$1,000,234

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $78,361,712)				81,845,139

SHORT-TERM INVESTMENTS - 1.3%
Repurchase Agreements - 1.3%
State Street Bank & Trust Co. repurchase agreement dated 1/31/13; Proceeds at maturity - $1,079,000; (Fully collateralized by U.S. Government Obligations, 1.500% due 7/31/16; Market Value - $1,101,193) (Cost - $1,079,000)	0.010%	2/1/13	1,079,000	1,079,000

TOTAL INVESTMENTS - 95.9% (Cost - $79,440,712#)				82,924,139
Other Assets in Excess of Liabilities - 4.1%				3,563,461

TOTAL NET ASSETS - 100.0%				$86,487,600

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	The coupon payment on these securities is currently in default as of January 31, 2013.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(d)	Illiquid security.

(e)	Value is less than $1.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	Variable rate security. Interest rate disclosed is as of the most recent information available.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

Western Asset SMASh Series C Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Institutional Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Fund may be purchased only by or on behalf of separately managed account clients where an affiliate of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) has an agreement to serve as investment adviser or subadviser (each affiliate, a “Managed Account Adviser”) to the account with the managed account program or sponsor (the “Program Sponsor”) (typically, a registered investment adviser or broker/dealer) or directly with the client. Shareholders of the Fund pay fees to their separately managed account sponsor, some of which are paid to affiliates of LMPFA in lieu of a management fee being charged by LMPFA to the Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

Notes to Schedule of investments (unaudited) (continued)

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes	—	$80,844,905	$0	*	$80,844,905
U.S. government & agency obligations	—	1,000,234	—		1,000,234

Total long-term investments	—	$81,845,139	$0	*	$81,845,139

Short-term investments†	—	1,079,000	—		1,079,000

Total investments	—	$82,924,139	$0	*	$82,924,139

Other financial instruments:
Futures contracts	$722,342	—	—		$722,342

Total	$722,342	$82,924,139	$0	*	$83,646,481

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Other financial instruments:
Futures contracts	$1,052	—	—		$1,052

† See Schedule of Investments for additional detailed categorizations.

* Value is less than $1.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction.

Notes to Schedule of investments (unaudited) (continued)

However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(f) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of January 31, 2013, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(g) Security transactions. Security transactions are accounted for on a trade date basis.

Notes to Schedule of investments (unaudited) (continued)

2. Investments

At January 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$4,594,115
Gross unrealized depreciation	(1,110,688)

Net unrealized appreciation	$3,483,427

At January 31, 2013, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Sell:
U.S. Treasury 2-Year Notes	16	3/13	$3,525,698	$3,526,750	$(1,052)
U.S. Treasury 5-Year Notes	289	3/13	35,935,498	35,759,234	176,264
U.S. Treasury 10-Year Notes	152	3/13	20,226,889	19,954,750	272,139
U.S. Treasury 30-Year Bonds	3	3/13	433,771	430,406	3,365
U.S. Treasury Ultra Long-Term Bonds	30	3/13	4,966,512	4,695,938	270,574

Net unrealized gain on open futures contracts					$721,290

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at January 31, 2013.

	Futures Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Risk	$722,342	$(1,052)	$721,290

During the period ended January 31, 2013, the volume of derivative activity for the Fund was as follows:

Average market value
Futures contracts (to buy) †	$893,750
Futures contracts (to sell)	61,561,893

†	At January 31, 2013, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Institutional Trust

By:	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	March 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	March 26, 2013

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	March 26, 2013